Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated January 9, 2014

to the Statement of Additional Information (the “SAI”)

of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013)

Disclosure Relating to AllianzGI Mid-Cap Fund

The subsection captioned “AllianzGI U.S.” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to indicate that Tim McCarthy has been added as a portfolio manager of AllianzGI Mid-Cap Fund (the “Fund”). Effective as of the close of business on March 31, 2014, the subsection will also be revised to remove all references to Louise M. Laufersweiler as a portfolio manager of the Fund.

Information regarding other accounts managed by Mr. McCarthy, as well as his ownership of securities of the Fund, each as of December 31, 2013, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Tim McCarthy	0	0	1	422.4	1	111.6

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Tim McCarthy	0	0	0	0	0	0

Securities Ownership

AllianzGI Mid-Cap	Dollar Range of Equity Securities
Tim McCarthy	$100,000-$500,000

Disclosure Relating to All Funds

The “Management of the Trust” section is hereby revised to reflect that, effective December 31, 2013, Gerald M. Thorne retired as a Trustee of Allianz Funds. Effective February 28, 2014, Udo Frank will retire as a Trustee of Allianz Funds, and the “Management of the Trust” section will be revised accordingly as of that date.

Please retain this Supplement for future reference.